UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04215

BNY Mellon U.S. Mortgage Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	04/30
Date of reporting period:	04/30/24

FORM N-CSR

Item 1. Reports to Stockholders.

BNY Mellon U.S. Mortgage Fund, Inc.

ANNUAL REPORT April 30, 2024

IMPORTANT NOTICE – UPCOMING CHANGES TO ANNUAL AND SEMI-ANNUAL REPORTS

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual fund reports (“Reports”). Beginning in July 2024, Reports will be streamlined to highlight key information. Certain information currently included in Reports, including financial statements, will no longer appear in the Reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

If you previously elected to receive the fund’s Reports electronically, you will continue to do so. Otherwise, you will receive paper copies of the fund’s re-designed Reports by USPS mail in the future. If you would like to receive the fund’s Reports (and/or other communications) electronically instead of by mail, please contact your financial advisor or, if you are a direct investor, please log into your mutual fund account at www.bnymellonim.com/us and select “E-Delivery” under the Profile page. You must be registered for online account access before you can enroll in E-Delivery.

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.im.bnymellon.com and sign up for eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

T H E F U N D

F O R M O R E I N F O R M AT I O N

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from May 1, 2023, through April 30, 2024, as provided by Eric Seasholtz, Portfolio Manager employed by the fund’s sub-adviser, Amherst Capital Management LLC.

Market and Fund Performance Overview

For the 12-month period ended April 30, 2024, BNY Mellon U.S. Mortgage Fund (the “fund”) produced a total return of -1.60% for Class A shares, -2.30% for Class C shares, -1.35% for Class I shares, -1.35% for Class Y shares and -1.44% for Class Z shares.1 In comparison, the fund’s benchmark, the Bloomberg GNMA Index (the “Index”), produced a total return of −1.65% for the same period.2

Mortgage-backed securities (“MBS”) lost ground over the reporting period amid rising interest rates and the U.S. Federal Reserve’s (the “Fed”) shift from purchasing mortgages to balance sheet reduction. The fund outperformed the Index, primarily due to out-of-Index allocations in structured products.

The Fund’s Investment Approach

The fund seeks to maximize total return, consisting of capital appreciation and current income. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. mortgage-related securities. These mortgage-related securities may include certificates issued and guaranteed as to timely payment of principal and interest by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”); securities issued by government-related organizations such as Fannie Mae and Freddie Mac; residential and commercial mortgage-backed securities issued by governmental agencies or private entities; and collateralized mortgage obligations (“CMOs”). The fund will invest at least 65% of its net assets in Ginnie Maes. The fund can invest in privately issued, mortgage-backed securities with a BBB or higher credit quality but currently intends to invest only in those securities with an A or higher credit quality.

Easing Inflation and a Tight Housing Market Bolster Mortgages

During the first half of the reporting period, MBS came under pressure from increasing volatility, excess mortgage supply from bank liquidations, inflationary pressures and rising interest rates. Before the period began, the Fed increased the federal funds rate from near zero in early 2022 to a range of 4.75%–5.00%. Rates increased another 0.50% during the period, driving Treasury yields significantly higher. During the period, the 10-year Treasury yield backed up from 3.59% to 4.99% in mid-October 2023, before easing to 3.80% in January 2024, and increasing again to 4.69% as of April 30, 2024. The two-year Treasury yield followed a similar pattern but at slightly higher levels, as the yield curve remained inverted throughout the period. While the Fed appeared to near the end of the current rate hike cycle, hawkish comments reinforced the central bank’s determination to keep rates elevated as long as needed to bring inflation down to its 2% target. Accordingly, investors began to accept the likelihood that rates would remain elevated for longer than previously thought. Volatility rose as well in response to a variety of macroeconomic and geopolitical uncertainties.

Early in the second half of the period, the Fed pivoted to a more dovish stance, noting that moderating inflation made interest-rate cuts a possibility in 2024. Markets, including the MBS market, responded positively to the shift in tone. Although inflation remained stubbornly high as the period wore on, and expectations for rate cuts were pushed farther into the future, the fact that interest rates plateaued created a more stable foundation for the MBS market. The market also benefited from tight housing market conditions, and the strong underlying credit quality of existing MBS. Reduced MBS issuance in the prevailing high-but-stable interest-rate environment further contributed to the tightening of spreads and the performance of the market, which recovered much of the ground it had lost in the first half.

Out-of-Index Positions Enhance Relative Performance

The unprecedented changes that occurred in mortgage markets over the reporting period made it more challenging to position the fund. However, we took some effective steps to protect the fund in the face of these headwinds. We allocated some of the fund’s assets to collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities (“CMBS”), which offered slightly better extension protection than MBS. As yields backed up, these out-of-Index positions remained stable, while maintaining attractive carry potential. Although these positions underperformed during the fourth quarter of 2023, they more than recovered in 2024, contributing positively to the fund’s outperformance for the reporting period. We also bolstered performance at the margin by adopting underweight exposure to some underperforming discount coupons, particularly bonds issued by Fannie Mae with a coupon rate of 2% and 2.5%. In addition, the fund held short exposure to the mortgage basis—a positive as spreads widened. Conversely, the fund’s performance relative to the Index suffered slightly due to a position in bonds issued by Fannie Mae with a coupon rate of 3%, backed by FICO borrowers, typically with lower credit scores.

The fund held a small position in mortgage interest-rate derivatives during the period, which mildly enhanced returns. As this position approached full value, we began to pare it back during the second half of the period—a trend we expect to continue.

Emphasizing Well-Structured Assets

As of the end of the period, inflation, interest rates and the Fed’s role continue to drive mortgage markets. Late in the period, we saw some indications that the economy may be starting to slow, offering hope that inflation could ease further in the coming months. However, employment numbers remain strong, and given the persistence of inflation in the 3%−4% range despite interest rates at their highest levels in decades, we expect the Fed to delay cutting rates until late 2024, if not later. Nevertheless, despite high mortgage rates, the housing market remains strong, with economic growth creating wealth that leads more people to shop for housing at a time when fewer houses are coming to market.

In light of this backdrop, we have emphasized well-structured, out-of-Index assets with higher carrying characteristics that can earn additional spread as the curve steepens. Specifically, the fund continues to hold out-of-Index exposure to agency CMOs and

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

non-agency CMBS, which represent a substantial percentage of the portfolio. However, while such positions have performed well for the fund, they entail a slight additional credit profile; accordingly, we may reevaluate the size of the fund’s positions in these out-of-Index assets going forward.

May 15, 2024

1  Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I, Class Y and Class Z are not subject to any initial or deferred sales charge. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost. The fund’s return reflects the absorption of certain fund expenses by BNY Mellon Investment Adviser, Inc. pursuant to an agreement in effect through September 1, 2024, at which time it may be extended, modified or terminated. Had these expenses not been absorbed, returns would have been lower. Past performance is no guarantee of future results.

2  Source: Lipper Inc. — The Bloomberg GNMA Index tracks agency mortgage-backed, pass-through securities guaranteed by Ginnie Mae (GNMA). The Index is constructed by grouping individual To-Be-Announced (“TBA”)-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Ginnie Maes and other securities backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage-related securities also are subject to credit risks associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional, government backed debt securities.

FUND PERFORMANCE (Unaudited)

Comparison of change in value of a $10,000 investment in Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon U.S. Mortgage Fund, Inc. with a hypothetical investment of $10,000 in the Bloomberg GNMA Index (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 8/31/16 (the inception date for Class I shares).

Past performance is not predictive of future performance.

The above line graph compares a hypothetical $10,000 investment made in each of the Class A shares, Class C shares, Class I shares and Class Z shares of BNY Mellon U.S. Mortgage Fund, Inc. on 4/30/14 to a hypothetical investment of $10,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses of the applicable classes. The Index tracks agency mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA). The Index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

FUND PERFORMANCE (Unaudited) (continued)

Comparison of change in value of a $1,000,000 investment in Class Y shares of BNY Mellon U.S. Mortgage Fund, Inc. with a hypothetical investment of $1,000,000 in the Bloomberg GNMA Index (the “Index”).

†  Source: Lipper Inc.

††  The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/1/15 (the inception date for Class Y shares).

Past performance is not predictive of future performance.

The above line graph compares a hypothetical $1,000,000 investment made in Class Y shares of BNY Mellon U.S. Mortgage Fund, Inc. on 4/30/14 to a hypothetical investment of $1,000,000 made in the Index on that date. All dividends and capital gain distributions are reinvested.

The fund’s performance shown in the line graph above takes into account all applicable fees and expenses of the fund’s Class Y shares. The Index tracks agency mortgage-backed pass-through securities guaranteed by Ginnie Mae (GNMA). The Index is constructed by grouping individual TBA-deliverable MBS pools into aggregates or generics based on program, coupon and vintage. These factors can contribute to the Index potentially outperforming or underperforming the fund. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

Average Annual Total Returns as of 4/30/2024
	Inception Date	1 Year	5 Years	10 Years
Class A shares
with maximum sales charge (4.50%)	5/3/07	-6.00%	-1.96%	-.34%
without sales charge	5/3/07	-1.60%	-1.06%	.13%
Class C shares
with applicable redemption charge †	5/3/07	-3.25%	-1.79%	-.66%
without redemption	5/3/07	-2.30%	-1.79%	-.66%
Class I shares	8/31/16	-1.35%	-.80%	.33%	††
Class Y shares	9/1/15	-1.35%	-.84%	.35%	††
Class Z shares	5/29/85	-1.44%	-.95%	.23%
Bloomberg GNMA Index		-1.65%	-.81%	.69%

†  The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

††  The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 8/31/16 (the inception date for Class I shares).

The total return figures presented for Class Y shares of the fund reflect the performance of the fund’s Class Z shares for the period prior to 9/1/15 (the inception date for Class Y shares).

The performance data quoted represents past performance, which is no guarantee of future results. Share price and investment return fluctuate and an investor’s shares may be worth more or less than original cost upon redemption. Current performance may be lower or higher than the performance quoted. Go to www.im.bnymellon.com for the fund’s most recent month-end returns.

The fund’s performance shown in the graphs and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. In addition to the performance of Class A shares shown with and without a maximum sales charge, the fund’s performance shown in the table takes into account all other applicable fees and expenses on all classes.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon U.S. Mortgage Fund, Inc. from November 1, 2023 to April 30, 2024. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended April 30, 2024

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$3.82	$7.78	$2.60	$2.65	$3.26
Ending value (after expenses)	$1,049.20	$1,045.50	$1,050.50	$1,049.70	$1,049.50

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended April 30, 2024

	Class A	Class C	Class I	Class Y	Class Z
Expenses paid per $1,000†	$3.77	$7.67	$2.56	$2.61	$3.22
Ending value (after expenses)	$1,021.13	$1,017.26	$1,022.33	$1,022.28	$1,021.68
†

Expenses are equal to the fund’s annualized expense ratio of .75% for Class A, 1.53% for Class C, .51% for Class I, .52% for Class Y and .64% for Class Z, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

April 30, 2024

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 118.4%
Commercial Mortgage Pass-Through Certificates - 9.8%
Alen Mortgage Trust, Ser. 2021-ACEN, Cl. A, (1 Month TSFR +1.26%)	6.59	4/15/2034	6,000,000	[a,b]	5,460,307
GS Mortgage Securities Corp. Trust, Ser. 2017-375H, CI. A	3.59	9/10/2037	1,500,000	[b]	1,356,244
KNDR Trust, Ser. 2021-KIND, Cl. A, (1 Month TSFR +1.06%)	6.39	8/15/2038	7,338,727	[a,b]	7,214,389
Morgan Stanley Capital I Trust, Ser. 2015-420, CI. A	3.73	10/12/2050	3,195,770	[b]	3,063,455
				17,094,395
U.S. Government Agencies Collateralized Mortgage Obligations - 27.9%
Federal Home Loan Mortgage Corp., REMIC, Ser. 3785, CI. LS, (1 Month SOFR +9.67%)	6.37	1/15/2041	764,267	[a,c]	616,601
Federal Home Loan Mortgage Corp., REMIC, Ser. 4423, CI. Z	3.50	12/15/2044	975,114	[c]	867,151
Federal National Mortgage Association, REMIC, Ser. 2015-9, Cl. ZA	3.50	3/25/2045	6,980,463	[c]	5,964,192
Federal National Mortgage Association, REMIC, Ser. 2018-9, Cl. EZ	3.00	2/25/2048	1,447,138	[c]	1,121,729
Government National Mortgage Association, Ser. 2010-101, Cl. SH (Interest Only)	1.22	8/16/2040	2,427,570		232,951
Government National Mortgage Association, Ser. 2010-89, Cl. Z	5.00	7/20/2040	3,862,500		3,764,892
Government National Mortgage Association, Ser. 2013-188, Cl. CG	4.00	12/20/2043	228,534		207,721
Government National Mortgage Association, Ser. 2014-145, Cl. KA	3.50	1/20/2038	2,137,563		2,011,375
Government National Mortgage Association, Ser. 2015-176, CI. QZ	3.50	11/20/2045	815,940		724,114
Government National Mortgage Association, Ser. 2015-185, Cl. PZ	3.00	12/20/2045	196,846		168,590
Government National Mortgage Association, Ser. 2017-176, Cl. BZ	3.50	11/20/2047	4,782,156		4,188,269
Government National Mortgage Association, Ser. 2017-93, Cl. GY	3.50	6/20/2047	5,880,543		5,202,370
Government National Mortgage Association, Ser. 2018-115, Cl. SJ (Interest Only)	0.77	8/20/2048	1,684,584		128,325
Government National Mortgage Association, Ser. 2018-120, Cl. PU	3.50	9/20/2048	496,942		427,501

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	Value ($)
Bonds and Notes - 118.4% (continued)
U.S. Government Agencies Collateralized Mortgage Obligations - 27.9% (continued)
Government National Mortgage Association, Ser. 2018-131, Cl. ML	3.50	9/20/2048	4,850,385	4,283,010
Government National Mortgage Association, Ser. 2018-138, Cl. SK (Interest Only)	0.77	10/20/2048	686,944	44,426
Government National Mortgage Association, Ser. 2018-146, CI. BL	4.00	10/20/2048	324,045	293,598
Government National Mortgage Association, Ser. 2018-160, Cl. PD	3.50	1/20/2048	4,789,611	4,217,710
Government National Mortgage Association, Ser. 2018-164, Cl. SW (Interest Only)	0.67	12/20/2048	4,824,855	376,059
Government National Mortgage Association, Ser. 2018-46, Cl. CZ	3.20	3/20/2048	1,796,960	1,490,905
Government National Mortgage Association, Ser. 2018-65, Cl. SL (Interest Only)	0.82	5/20/2048	1,232,996	100,334
Government National Mortgage Association, Ser. 2019-112, Cl. JZ	3.00	9/20/2049	737,199	633,389
Government National Mortgage Association, Ser. 2019-119, Cl. IT (Interest Only)	5.50	9/20/2049	2,287,766	533,854
Government National Mortgage Association, Ser. 2019-132, Cl. SB (Interest Only)	1.00	10/20/2049	1,193,371	69,431
Government National Mortgage Association, Ser. 2019-140, Cl. DI (Interest Only)	5.50	11/20/2049	964,175	213,514
Government National Mortgage Association, Ser. 2019-23, Cl. SB (Interest Only)	0.62	2/20/2049	1,168,619	93,092
Government National Mortgage Association, Ser. 2019-3, CI. JZ	4.00	1/20/2049	428,488	387,976
Government National Mortgage Association, Ser. 2019-5, Cl. P	3.50	7/20/2048	226,765	204,171
Government National Mortgage Association, Ser. 2019-5, Cl. SM (Interest Only)	0.67	1/20/2049	1,934,380	152,074
Government National Mortgage Association, Ser. 2019-57, Cl. NS (Interest Only)	0.80	5/20/2049	3,054,414	25,212
Government National Mortgage Association, Ser. 2019-59, Cl. KA	3.00	12/20/2048	694,244	611,349
Government National Mortgage Association, Ser. 2019-6, Cl. JK	3.50	1/20/2049	897,402	758,479

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 118.4% (continued)
U.S. Government Agencies Collateralized Mortgage Obligations - 27.9% (continued)
Government National Mortgage Association, Ser. 2019-70, Cl. AS (Interest Only)	0.72	6/20/2049	692,413		52,181
Government National Mortgage Association, Ser. 2020-11, Cl. CB	3.50	1/20/2050	2,224,885		1,960,500
Government National Mortgage Association, Ser. 2020-141, Cl. AI (Interest Only)	2.50	9/20/2050	2,456,010		323,092
Government National Mortgage Association, Ser. 2020-15, Cl. CB	2.50	2/20/2050	692,765		579,867
Government National Mortgage Association, Ser. 2020-162, Cl. DI (Interest Only)	2.50	10/20/2050	2,745,439		372,990
Government National Mortgage Association, Ser. 2020-164, Cl. KI (Interest Only)	2.50	11/20/2050	3,521,913		464,092
Government National Mortgage Association, Ser. 2020-4, CI. BS (Interest Only)	3.32	1/20/2050	2,354,102		90,557
Government National Mortgage Association, Ser. 2020-63, Cl. AI (Interest Only)	4.00	5/20/2035	1,421,914		181,223
Government National Mortgage Association, Ser. 2022-9, Cl. P	2.00	9/20/2051	5,449,720		4,524,913
				48,663,779
U.S. Government Agencies Collateralized Municipal-Backed Securities - .3%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates, Ser. Q007, Cl. APT1	6.71	10/25/2047	450,524	[c]	450,048
U.S. Government Agencies Mortgage-Backed - 80.4%
Federal National Mortgage Association:
2.50%, 10/1/2051			1,559,158	[c]	1,213,594
3.00%, 12/1/2051-2/1/2052			20,772,193	[c]	17,313,842
5.00%, 6/1/2052			6,924,072	[c]	6,568,781
6.50%, 5/1/2053			1,717,209	[c]	1,711,322
7.00%			16,000,000	[c,d]	16,333,750
7.00%, 2/1/2053			1,549,106	[c]	1,564,670
Government National Mortgage Association I:
3.50%, 9/15/2041-10/15/2044			1,705,315		1,540,927
4.00%, 10/15/2039-6/15/2045			3,626,968		3,354,401
4.50%, 4/15/2039-10/15/2041			2,808,921		2,685,152
Government National Mortgage Association II:
2.00%, 3/20/2052			3,669,992		2,893,177

STATEMENT OF INVESTMENTS (continued)

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)		Value ($)
Bonds and Notes - 118.4% (continued)
U.S. Government Agencies Mortgage-Backed - 80.4% (continued)
2.50%, 12/20/2050-7/20/2052			39,513,954		31,625,814
3.00%, 8/20/2046-9/20/2052			4,934,735		4,216,691
3.50%, 9/20/2042-3/20/2050			18,601,087		16,778,884
4.00%, 10/20/2047-11/20/2052			5,422,244		5,150,902
4.01%, 7/20/2053, (1 Year U.S.Treasury Yield Curve Constant Rate +1.50%)			8,440,220	[a]	8,052,661
6.00%			12,000,000	[d]	11,975,865
7.00%, 2/20/2054			1,989,195		2,027,643
7.50%			5,000,000	[d]	5,106,338
				140,114,414
Total Bonds and Notes (cost $237,313,386)			206,322,636
	1-Day Yield (%)		Shares
Investment Companies - .7%
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $1,177,034)	5.41		1,177,034	[e]	1,177,034
Total Investments (cost $238,490,420)			119.1%	207,499,670
Liabilities, Less Cash and Receivables			(19.1%)	(33,241,580)
Net Assets			100.0%	174,258,090

REMIC—Real Estate Mortgage Investment Conduit

SOFR—Secured Overnight Financing Rate

TSFR—Term Secured Overnight Financing Rate Reference Rates

a Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

b Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2024, these securities were valued at $17,094,395 or 9.81% of net assets.

c The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

d Purchased on a forward commitment basis.

e Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Mortgage Securities	118.4
Investment Companies	.7
119.1

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 4/30/2023	Purchases ($)†	Sales ($)	Value ($) 4/30/2024	Dividends/ Distributions ($)
Registered Investment Companies - .7%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .7%	1,437,946	60,524,203	(60,785,115)	1,177,034	69,733

† Includes reinvested dividends/distributions.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2024

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments
Unaffiliated issuers	237,313,386	206,322,636
Affiliated issuers	1,177,034	1,177,034
Receivable for investment securities sold		11,996,719
Dividends and interest receivable		586,625
Receivable for shares of Common Stock subscribed		331
Prepaid expenses		46,335
		220,129,680
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		98,876
Payable for investment securities purchased		45,661,719
Payable for shares of Common Stock redeemed		7,198
Directors’ fees and expenses payable		6,300
Other accrued expenses		97,497
		45,871,590
Net Assets ($)		174,258,090
Composition of Net Assets ($):
Paid-in capital		227,288,322
Total distributable earnings (loss)		(53,030,232)
Net Assets ($)		174,258,090

Net Asset Value Per Share	Class A	Class C	Class I	Class Y	Class Z
Net Assets ($)	11,742,222	223,369	1,914,732	807	160,376,960
Shares Outstanding	957,052	18,177	155,803	65.75	13,063,961
Net Asset Value Per Share ($)	12.27	12.29	12.29	12.27	12.28

See notes to financial statements.

STATEMENT OF OPERATIONS

Year Ended April 30, 2024

Investment Income ($):
Income:
Interest	6,368,295
Dividends from affiliated issuers	69,733
Total Income	6,438,028
Expenses:
Management fee—Note 3(a)	934,453
Service plan fees—Note 3(b)	353,031
Shareholder servicing costs—Note 3(c)	217,559
Professional fees	107,444
Registration fees	79,285
Prospectus and shareholders’ reports	23,002
Chief Compliance Officer fees—Note 3(c)	20,359
Directors’ fees and expenses—Note 3(d)	18,195
Custodian fees—Note 3(c)	8,794
Loan commitment fees—Note 2	5,695
Miscellaneous	39,130
Total Expenses	1,806,947
Less—reduction in expenses due to undertaking—Note 3(a)	(479,964)
Less—reduction in fees due to earnings credits—Note 3(c)	(108,658)
Net Expenses	1,218,325
Net Investment Income	5,219,703
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	(2,313,308)
Net change in unrealized appreciation (depreciation) on investments	(5,898,627)
Net Realized and Unrealized Gain (Loss) on Investments	(8,211,935)
Net (Decrease) in Net Assets Resulting from Operations	(2,992,232)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30,
	2024	2023
Operations ($):
Net investment income	5,219,703	4,554,248
Net realized gain (loss) on investments	(2,313,308)	(5,935,728)
Net change in unrealized appreciation (depreciation) on investments	(5,898,627)	(3,048,601)
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,992,232)	(4,430,081)
Distributions ($):
Distributions to shareholders:
Class A	(364,689)	(400,534)
Class C	(5,294)	(4,162)
Class I	(60,382)	(60,530)
Class Y	(25)	(21)
Class Z	(4,911,116)	(4,663,936)
Total Distributions	(5,341,506)	(5,129,183)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A	158,335	243,483
Class C	3,600	5,000
Class I	296,054	1,669,266
Class Z	753,597	1,622,813
Distributions reinvested:
Class A	325,845	367,437
Class C	5,268	4,142
Class I	60,382	60,530
Class Z	4,463,621	4,243,113
Cost of shares redeemed:
Class A	(3,105,516)	(5,828,169)
Class C	(43,986)	(20,332)
Class I	(461,594)	(2,034,311)
Class Z	(22,389,753)	(23,131,249)
Increase (Decrease) in Net Assets from Capital Stock Transactions	(19,934,147)	(22,798,277)
Total Increase (Decrease) in Net Assets	(28,267,885)	(32,357,541)
Net Assets ($):
Beginning of Period	202,525,975	234,883,516
End of Period	174,258,090	202,525,975

	Year Ended April 30,
	2024	2023
Capital Share Transactions (Shares):
Class Aa
Shares sold	12,629	18,950
Shares issued for distributions reinvested	26,214	28,538
Shares redeemed	(249,107)	(460,713)
Net Increase (Decrease) in Shares Outstanding	(210,264)	(413,225)
Class Ca
Shares sold	289	388
Shares issued for distributions reinvested	423	322
Shares redeemed	(3,480)	(1,617)
Net Increase (Decrease) in Shares Outstanding	(2,768)	(907)
Class I
Shares sold	23,752	130,401
Shares issued for distributions reinvested	4,851	4,703
Shares redeemed	(37,108)	(159,270)
Net Increase (Decrease) in Shares Outstanding	(8,505)	(24,166)
Class Z
Shares sold	60,663	126,795
Shares issued for distributions reinvested	358,924	329,846
Shares redeemed	(1,800,095)	(1,802,087)
Net Increase (Decrease) in Shares Outstanding	(1,380,508)	(1,345,446)

[a]	During the period ended April 30, 2024, 49 Class C shares representing $612 were automatically converted to 49 Class A shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Class A Shares	Year Ended April 30,
	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	12.82	13.36	15.03	15.21	14.69
Investment Operations:
Net investment income[a]	.34	.26	.24	.21	.29
Net realized and unrealized gain (loss) on investments	(.54)	(.50)	(1.51)	.01	.56
Total from Investment Operations	(.20)	(.24)	(1.27)	.22	.85
Distributions:
Dividends from net investment income	(.35)	(.30)	(.40)	(.40)	(.33)
Net asset value, end of period	12.27	12.82	13.36	15.03	15.21
Total Return (%)[b]	(1.60)	(1.82)	(8.63)	1.46	5.87
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.06	1.01	.97	.96	.95
Ratio of net expenses to average net assets	.74	.78	.80	.81	.91
Ratio of net investment income to average net assets	2.70	2.02	1.65	1.36	1.94
Portfolio Turnover Rate[c]	236.03	236.39	386.69	392.94	238.60
Net Assets, end of period ($ x 1,000)	11,742	14,960	21,110	27,483	25,920

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2024, 2023, 2022, 2021 and 2020 were 82.38%, 100.99%, 200.45%, 198.94% and 165.75%, respectively.

See notes to financial statements.

Class C Shares	Year Ended April 30,
	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	12.84	13.38	15.06	15.23	14.69
Investment Operations:
Net investment income[a]	.24	.16	.13	.10	.16
Net realized and unrealized gain (loss) on investments	(.53)	(.50)	(1.52)	.01	.59
Total from Investment Operations	(.29)	(.34)	(1.39)	.11	.75
Distributions:
Dividends from net investment income	(.26)	(.20)	(.29)	(.28)	(.21)
Net asset value, end of period	12.29	12.84	13.38	15.06	15.23
Total Return (%)[b]	(2.30)	(2.57)	(9.37)	.71	5.14
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.94	1.96	1.94	1.85	1.91
Ratio of net expenses to average net assets	1.49	1.53	1.55	1.56	1.66
Ratio of net investment income to average net assets	1.95	1.27	.89	.62	1.14
Portfolio Turnover Rate[c]	236.03	236.39	386.69	392.94	238.60
Net Assets, end of period ($ x 1,000)	223	269	292	437	766

a Based on average shares outstanding.

b Exclusive of sales charge.

c The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2024, 2023, 2022, 2021 and 2020 were 82.38%, 100.99%, 200.45%, 198.94% and 165.75%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class I Shares	Year Ended April 30,
	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	12.84	13.37	15.04	15.20	14.67
Investment Operations:
Net investment income[a]	.37	.30	.27	.25	.34
Net realized and unrealized gain (loss) on investments	(.54)	(.51)	(1.51)	.02	.55
Total from Investment Operations	(.17)	(.21)	(1.24)	.27	.89
Distributions:
Dividends from net investment income	(.38)	(.32)	(.43)	(.43)	(.36)
Net asset value, end of period	12.29	12.84	13.37	15.04	15.20
Total Return (%)	(1.35)	(1.53)	(8.42)	1.71	6.18
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.77	.75	.73	.75
Ratio of net expenses to average net assets	.49	.53	.55	.56	.66
Ratio of net investment income to average net assets	2.95	2.27	1.88	1.62	2.28
Portfolio Turnover Rate[b]	236.03	236.39	386.69	392.94	238.60
Net Assets, end of period ($ x 1,000)	1,915	2,109	2,520	2,743	2,354

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2024, 2023, 2022, 2021 and 2020 were 82.38%, 100.99%, 200.45%, 198.94% and 165.75%, respectively.

See notes to financial statements.

	Year Ended April 30,
Class Y Shares	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	12.82	13.35	15.01	15.21	14.68
Investment Operations:
Net investment income[a]	.37	.29	.28	.26	.33
Net realized and unrealized gain (loss) on investments	(.54)	(.50)	(1.51)	(.03)	.57
Total from Investment Operations	(.17)	(.21)	(1.23)	.23	.90
Distributions:
Dividends from net investment income	(.38)	(.32)	(.43)	(.43)	(.37)
Net asset value, end of period	12.27	12.82	13.35	15.01	15.21
Total Return (%)	(1.35)	(1.54)	(8.44)	1.51	6.20
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.81	.76	1.42	.76	.68
Ratio of net expenses to average net assets	.49	.53	.55	.56	.66
Ratio of net investment income to average net assets	2.95	2.26	1.90	1.62	2.19
Portfolio Turnover Rate[b]	236.03	236.39	386.69	392.94	238.60
Net Assets, end of period ($ x 1,000)	1	1	1	1	84

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2024, 2023, 2022, 2021 and 2020 were 82.38%, 100.99%, 200.45%, 198.94% and 165.75%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Class Z Shares	Year Ended April 30,
	2024	2023	2022	2021	2020
Per Share Data ($):
Net asset value, beginning of period	12.82	13.36	15.04	15.21	14.69
Investment Operations:
Net investment income[a]	.35	.27	.25	.22	.31
Net realized and unrealized gain (loss) on investments	(.53)	(.50)	(1.52)	.02	.56
Total from Investment Operations	(.18)	(.23)	(1.27)	.24	.87
Distributions:
Dividends from net investment income	(.36)	(.31)	(.41)	(.41)	(.35)
Net asset value, end of period	12.28	12.82	13.36	15.04	15.21
Total Return (%)	(1.44)	(1.72)	(8.62)	1.62	5.98
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.91	.86	.85	.85
Ratio of net expenses to average net assets	.65	.68	.70	.71	.81
Ratio of net investment income to average net assets	2.80	2.12	1.75	1.47	2.05
Portfolio Turnover Rate[b]	236.03	236.39	386.69	392.94	238.60
Net Assets, end of period ($ x 1,000)	160,377	185,187	210,960	255,948	274,710

a Based on average shares outstanding.

b The portfolio turnover rates excluding mortgage dollar roll transactions for the periods ended April 30, 2024, 2023, 2022, 2021 and 2020 were 82.38%, 100.99%, 200.45%, 198.94% and 165.75%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

BNY Mellon U.S. Mortgage Fund, Inc. (the “fund”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), is a diversified open–end management investment company. The fund’s investment objective is to seek to maximize total return, consisting of capital appreciation and current income. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Amherst Capital Management LLC (the “Sub-Adviser”), serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue 1.4 billion shares of $.001 par value Common Stock. The fund currently has authorized five classes of shares: Class A (100 million shares authorized), Class C (100 million shares authorized), Class I (150 million shares authorized), Class Y (150 million shares authorized) and Class Z (900 million shares authorized). Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class Z shares are sold at net asset value per share to certain shareholders of the fund. Class Z shares generally are not available for new accounts and bear Shareholder Services Plan fees. Class I, Class Y and Class Z shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and

NOTES TO FINANCIAL STATEMENTS (continued)

unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of April 30, 2024, MBC Investments Corporation, an indirect subsidiary of BNY Mellon, held all of the outstanding Class Y shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The fund’s Board of Directors (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities excluding short-term investments (other than U.S. Treasury Bills) are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and

NOTES TO FINANCIAL STATEMENTS (continued)

duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of April 30, 2024 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Commercial Mortgage-Backed	-	17,094,395	-	17,094,395
Investment Companies	1,177,034	-	-	1,177,034
U.S. Government Agencies Collateralized Mortgage Obligations	-	48,663,779	-	48,663,779
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	450,048	-	450,048
U.S. Government Agencies Mortgage-Backed	-	140,114,414	-	140,114,414

† See Statement of Investments for additional detailed categorizations, if any.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

(c) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(d) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide.

Fixed-Income Market Risk: The market value of a fixed-income security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The fixed-income securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Increases in volatility and decreases in liquidity may be caused by a rise in interest rates (or the expectation of a rise in interest rates). An unexpected increase in fund redemption requests, including requests from shareholders who may own a significant percentage of the fund’s shares, which may be triggered by market turmoil or an increase in interest rates, could cause the fund to sell its holdings at a loss or at undesirable prices and adversely affect the fund’s share price and increase the fund’s liquidity risk, fund expenses and/or taxable distributions. Federal Reserve policy in response to market conditions, including with respect to interest rates, may adversely affect the value, volatility and liquidity of dividend and interest paying securities. Policy and legislative changes worldwide are affecting many aspects of financial regulation. The impact of these changes on the markets and the practical implications for market participants may not be fully known for some time.

Mortgage-Related Securities Risk: Mortgage-related securities are complex derivative instruments, subject to credit, prepayment and extension risk, and may be more volatile, less liquid and more difficult to price accurately than more traditional debt securities. The fund is subject to the credit risk associated with these securities, including the market’s perception of the creditworthiness of the issuing federal agency, as well as the credit quality of the underlying assets. Although certain mortgage-related securities are guaranteed as to the timely payment of interest and

NOTES TO FINANCIAL STATEMENTS (continued)

principal by a third party (such as a U.S. government agency or instrumentality with respect to government-related mortgage securities) the market prices for such securities are not guaranteed and will fluctuate. As with other interest-bearing securities, the prices of certain mortgage-related securities are inversely affected by changes in interest rates. However, although the value of a mortgage-related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the security are more likely to be prepaid causing the fund to purchase new securities at current market rates, which usually will be lower. The loss of higher yielding underlying mortgages and the reinvestment of proceeds at lower interest rates, known as prepayment risk, can reduce the fund’s potential price gain in response to falling interest rates, reduce the fund’s yield and/or cause the fund’s share price to fall. When interest rates rise, the effective duration of the fund’s mortgage-related and other asset-backed securities may lengthen due to a drop in prepayments of the underlying mortgages or other assets. This is known as extension risk and would increase the fund’s sensitivity to rising interest rates and its potential for price declines.

Portfolio Turnover Risk: The fund may engage in short-term trading, which could produce higher transaction costs and taxable distributions, and lower the fund’s after-tax performance. The fund’s forward roll transactions will increase its portfolio turnover rate.

(e) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid on a monthly basis. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

On April 30, 2024, the Board declared a cash dividend of $.030, $.022, $.033, $.033 and $.031 per share from undistributed net investment income for Class A, Class C, Class I, Class Y and Class Z shares, respectively, payable on May 1, 2024, to shareholders of record as of the close of business on April 30, 2024. The ex-dividend date was May 1, 2024.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended April 30, 2024, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended April 30, 2024, the fund did not incur any interest or penalties.

Each tax year in the four-year period ended April 30, 2024 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At April 30, 2024, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $532,435 accumulated capital losses $22,537,588 and unrealized depreciation $31,025,079.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to April 30, 2024. The fund has $12,635,889 of short-term capital losses and $9,901,699 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal years ended April 30, 2024 and April 30, 2023 were as follows: ordinary income $5,341,506 and $5,129,183, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $738 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $618 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $120 million and is available only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. Prior to September 27, 2023, the Citibank Credit Facility was $823.5 million with Tranche A available in an amount equal to $688.5 million and Tranche B available in an amount equal to

NOTES TO FINANCIAL STATEMENTS (continued)

$135 million. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended April 30, 2024, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement (the “Agreement”) with the Adviser, the management fee is computed at the annual rate of ..50% of the value of the fund’s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year, the aggregate expenses of Class Z shares (excluding taxes, brokerage fees, interest on borrowings and extraordinary expenses) exceed 1½% of the value of Class Z shares’ average daily net assets, the fund may deduct these expenses from payments to be made to the Adviser, or the Adviser will bear, such excess expense with respect to Class Z shares. There was no reimbursement pursuant to the Agreement for Class Z shares during the period ended April 30, 2024.

The Adviser has contractually agreed, from May 1, 2023 until September 1, 2024, to waive receipt of its fees and/or assume the direct expenses of the fund so that the direct expenses of the fund’s Class A, Class C, Class I, Class Y and Class Z shares (excluding taxes, interest expense, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed an annual rate of .80%, 1.55%, .55%, .55% and .70%, respectively, of the value of the fund’s average daily net assets. On or after September 1, 2024, the Adviser may terminate this expense limitation at any time. The reduction in expenses, pursuant to the undertaking, amounted to $479,964 during the period ended April 30, 2024.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual rate of .24% of the value of the fund’s average daily net assets.

During the period ended April 30, 2024, the Distributor retained $19 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended April 30, 2024, Class C shares were charged $1,916 pursuant to the Distribution Plan.

Under the Service Plan adopted pursuant to Rule 12b-1 under the Act, Class Z shares reimburse the Distributor for distributing its shares, for advertising and marketing relating to Class Z shares and servicing shareholder accounts at an amount not to exceed an annual rate of .20% of the value of the average daily net assets of Class Z shares. The Distributor determines the amounts, if any, to be paid to Service Agents (securities dealers, financial institutions or other industry professionals) and the basis on which such payments are made.

The Service Plan also separately provides for Class Z shares to bear the costs of preparing, printing and distributing certain of Class Z prospectuses and statements of additional information and costs associated with implementing and operating the Service Plan, not to exceed the greater of $100,000 or .005% of the value of its average daily net assets for any full fiscal year. During the period ended April 30, 2024, Class Z shares were charged $351,115 pursuant to the Service Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended April 30, 2024, Class A and Class C shares were charged $32,629 and $639, respectively, pursuant to the Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the

NOTES TO FINANCIAL STATEMENTS (continued)

fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended April 30, 2024, the fund was charged $110,258 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $108,658.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended April 30, 2024, the fund was charged $8,794 pursuant to the custody agreement.

The fund compensates the Custodian, under a shareholder redemption draft processing agreement, for providing certain services related to the fund’s check writing privilege. During the period ended April 30, 2024, the fund was charged $10,355 pursuant to the agreement, which is included in Shareholder servicing costs in the Statement of Operations.

During the period ended April 30, 2024, the fund was charged $20,359 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $72,248, Distribution Plan fees of $33,773, Shareholder Services Plan fees of $2,484, Custodian fees of $3,200, Chief Compliance Officer fees of $4,206 and Transfer Agent fees of $25,680, which are offset against an expense reimbursement currently in effect in the amount of $42,715.

(d) Each board member of the fund also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and meeting attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities during the period ended April 30, 2024, amounted to $505,448,237 and $519,717,488, respectively, of which $329,028,085 in purchases and $329,385,000 in sales were from mortgage dollar roll transactions.

Mortgage Dollar Rolls: A mortgage dollar roll transaction involves a sale by the fund of mortgage related securities that it holds with an agreement by the fund to repurchase similar securities at an agreed upon price and date. The securities purchased will bear the same interest rate as those sold, but generally will be collateralized by pools of mortgages with different prepayment histories than those securities sold. The fund accounts for mortgage dollar rolls as purchases and sales transactions. The fund executes mortgage dollar rolls entirely in the TBA market.

At April 30, 2024, the cost of investments for federal income tax purposes was $238,524,749; accordingly, accumulated net unrealized depreciation on investments was $31,025,079, consisting of $456,311 gross unrealized appreciation and $31,481,390 gross unrealized depreciation.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and the Board of Directors of BNY Mellon U.S. Mortgage Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of BNY Mellon U.S. Mortgage Fund, Inc. (the “Fund”), including the statement of investments, as of April 30, 2024, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at April 30, 2024, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2024, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more investment companies in the BNY Mellon Family of Funds since at least 1957, but we are unable to determine the specific year.

New York, New York
June 21, 2024

ADDITIONAL INFORMATION (Unaudited)

UPDATES TO SALES CHARGE REDUCTIONS AND WAIVERS AVAILABLE FROM CERTAIN FINANCIAL INTERMEDIARIES:

The availability of certain sales charge reductions and waivers will depend on whether you purchase fund shares directly from the fund or through a financial intermediary. Financial intermediaries may have different policies and procedures regarding the availability of front-end sales load reductions or waivers or CDSC waivers, which are described in the fund’s prospectus. In all instances, it is the investor’s responsibility to notify the fund or the investor’s financial intermediary at the time of purchase of any relationship or other facts qualifying the investor for sales charge reductions or waivers. For reductions or waivers not available through a particular financial intermediary, investors will have to purchase fund shares directly from the fund or through another financial intermediary to receive these reductions or waivers.

Edward Jones

Clients of Edward D. Jones & Co., L.P. (Edward Jones) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge reductions and waivers, which can differ from the sales charge reductions and waivers described elsewhere in the fund’s prospectus or the SAI or through another financial intermediary. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of BNY Mellon Family of Funds, or other facts qualifying the purchaser for sales charge reductions or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.

Front-end sales charge reductions on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms can reduce their initial sales charge in the following ways:

• Transaction size breakpoints, as described in the fund’s prospectus.

• Rights of accumulation (ROA), which entitle shareholders to breakpoint discounts as described in the fund’s prospectus, will be calculated based on the aggregated holdings of shares of funds in the BNY Mellon Family of Funds (except certain money market funds and any assets held in group retirement plans) held by the purchaser or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”) and, if grouping assets as a shareholder, includes all share classes of such funds held on the Edward Jones platform and/or held on another platform. Shares of funds in the BNY Mellon Family of Funds may be included in the ROA calculation

ADDITIONAL INFORMATION (Unaudited) (continued)

only if the shareholder notifies Edward Jones about such shares. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge. The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level. For purposes of determining the value of a shareholder’s aggregated holdings, eligible shares held will be valued at the higher of their cost minus redemptions or current market value.

• Letter of intent (LOI), which allows for breakpoint discounts as described in the fund’s prospectus, based on anticipated purchases of shares of funds in the BNY Mellon Family of Funds purchased over a 13-month period from the date Edward Jones receives the LOI. Eligible shares purchased pursuant to a LOI will be valued at the higher of their cost or current market value for purposes of determining the front-end sales charge and any breakpoint discounts with respect to such share purchases. Each purchase a shareholder makes pursuant to a LOI during the 13-month period will receive the front-end sales charge and breakpoint discount that applies to the total amount indicated in the LOI. Shares of funds in the BNY Mellon Family of Funds may be included in the LOI calculation only if the shareholder notifies Edward Jones about such shares at the time of calculation. Shares purchased before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid by the shareholder. The sales charge will be adjusted if the shareholder does not meet the goal indicated in the LOI. If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.

Front-end sales charge waivers on Class A shares purchased on the Edward Jones commission and fee-based platforms

Shareholders purchasing Class A shares of the fund on the Edward Jones commission and fee-based platforms may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares purchased by associates of Edward Jones and its affiliates and other accounts in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones’ policies and procedures)

• shares purchased in an Edward Jones fee-based program

• shares purchased through reinvestment of dividends and capital gains distributions of the fund

• shares purchased from the proceeds of redemptions of shares of a fund in the BNY Mellon Family of Funds, provided that (1) the repurchase occurs within 60 days following the redemption, and (2) the redemption and purchase are made in a share class that charges a front-end sales charge, subject to one of the following conditions being met:

o the redemption and repurchase occur in the same account

o the redemption proceeds are used to process an IRA contribution, excess contributions, conversion, recharacterizing of contributions, or distribution, and the repurchase is done in an account within the same Edward Jones grouping for ROA)

• shares exchanged into Class A shares from another share class so long as the exchange is into the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus

• exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones

• purchases of Class A shares for a 529 plan account through a rollover from either another education savings plan or a security used for qualified distributions

• purchases of Class A shares for a 529 plan account made for recontribution of refunded amounts

CDSC waivers on Class A and C shares purchased on the Edward Jones commission and fee-based platforms

The fund’s CDSC on Class A and C shares may be waived for shares purchased on the Edward Jones commission and fee-based platforms in the following cases:

• redemptions made upon the death or disability of the shareholder

• redemptions made through a systematic withdrawal plan, if such redemptions do not exceed 10% of the value of the account annually

• redemptions made in connection with a return of excess contributions from an IRA account

• redemptions made as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations

ADDITIONAL INFORMATION (Unaudited) (continued)

• redemptions made to pay Edward Jones fees or costs, but only if the redemption is initiated by Edward Jones

• shares exchanged in an Edward Jones fee-based program

• shares acquired through a Right of Reinstatement (as defined above)

• shares redeemed at the discretion of Edward Jones for accounts not meeting Edward Jones’ minimum balance requirements described below

Other important information for clients of Edward Jones who purchase fund shares on the Edward Jones commission and fee-based platforms

Minimum Purchase Amounts

• Initial purchase minimum: $250

• Subsequent purchase minimum: none

Minimum Balances

• Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:

o A fee-based account held on an Edward Jones platform

o A 529 account held on an Edward Jones platform

o An account with an active systematic investment plan or LOI

Exchanging Share Classes

• At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder’s holdings in a fund to Class A shares of the same fund. Edward Jones is responsible for any CDSC due, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the fund’s prospectus.

Merrill

Purchases or sales of front-end (i.e., Class A) or level-load (i.e., Class C) mutual fund shares through a Merrill platform or account are eligible only for the following sales load waivers (front-end or CDSC) and discounts, which differ from those disclosed elsewhere in the fund’s prospectus. Purchasers will have to buy mutual fund shares directly from the mutual fund company or through another intermediary to be eligible for waivers or discounts not listed below.

It is the client’s responsibility to notify Merrill at the time of purchase or sale of any relationship or other facts that qualify the transaction for a waiver or discount. A Merrill representative may ask for reasonable documentation of such facts and Merrill may condition the granting of a waiver or discount on the timely receipt of such documentation. Additional information on waivers or discounts is available in the Merrill Sales Load Waiver and Discounts Supplement (the “Merrill SLWD Supplement”) and in the Mutual Fund Investing at Merrill pamphlet at ml.com/funds. Clients are encouraged to review these documents and speak with their financial advisor to determine whether a transaction is eligible for a waiver or discount.

Front-end sales charge waivers on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders may purchase Class A shares at NAV without payment of a sales charge as follows:

• shares of mutual funds available for purchase by employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans

• shares purchased through a Merrill investment advisory program

• brokerage class shares exchanged from advisory class shares due to the holdings moving from a Merrill investment advisory program to a Merrill brokerage account

• shares purchased through the Merrill Edge Self-Directed platform

• shares purchased through the systematic reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same mutual fund in the same account

• shares exchanged from level-load shares to front-end load shares of the same mutual fund in accordance with the description in the Merrill SLWD Supplement

• shares purchased by eligible employees of Merrill or its affiliates and their family members who purchase shares in accounts within the employee’s Merrill Household (as defined in the Merrill SLWD Supplement)

• shares purchased by eligible persons associated with the fund as defined in the fund’s prospectus (e.g., the fund’s officers or trustees)

• shares purchased from the proceeds of a mutual fund redemption in front-end load shares, provided (1) the repurchase is in a mutual fund within the same fund family, (2) the repurchase occurs within 90 calendar days from the redemption trade date, and (3) the

ADDITIONAL INFORMATION (Unaudited) (continued)

redemption and purchase occur in the same account (known as Rights of Reinstatement). Automated transactions (i.e., systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill’s account maintenance fees are not eligible for Rights of Reinstatement

CDSC waivers on Class A and C shares purchased through Merrill

Fund shares purchased through a Merrill platform or account are eligible only for the following CDSC waivers, which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI:

• shares sold due to the client’s death or disability (as defined by Internal Revenue Code Section 22(e)(3))

• shares sold pursuant to a systematic withdrawal program subject to Merrill’s maximum systematic withdrawal limits, as described in the Merrill SLWD Supplement

• shares sold due to return of excess contributions from an IRA account

• shares sold as part of a required minimum distribution for IRA and retirement accounts due to the investor reaching the qualified age based on applicable IRS regulation

• front-end or level-load shares held in commission-based, non-taxable retirement brokerage accounts (e.g., traditional, Roth, rollover, SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans) that are transferred to fee-based accounts or platforms and exchanged for a lower cost share class of the same mutual fund.

Front-end sales charge reductions on Class A shares purchased through Merrill

Shareholders purchasing Class A shares of the fund through a Merrill platform or account are eligible only for the following sales charge reductions (i.e., discounts), which may differ from those disclosed elsewhere in the fund’s prospectus or the SAI. Such shareholders can reduce their initial sales charge in the following ways:

• Breakpoint discounts, as described in the fund’s prospectus, where the sales load is at or below the maximum sales load that Merrill permits to be assessed to a front-end load purchase, as described in the Merrill SLWD Supplement.

• Rights of accumulation (ROA), as described in the Merrill SLWD Supplement, which entitle clients to breakpoint discounts based on the aggregated holdings of mutual fund family assets held in accounts in their Merrill Household.

• Letters of Intent (LOI), which allow for breakpoint discounts on eligible new purchases based on anticipated future eligible purchases within a fund family at Merrill, in accounts within your Merrill Household, as further described in the Merrill SLWD Supplement.

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby reports 99.88% of ordinary income dividends paid during the fiscal year ended April 30, 2024 as qualifying “interest related dividends.”

BOARD MEMBERS INFORMATION (Unaudited)

Independent Board Members

Joseph S. DiMartino (80)

Chairman of the Board (1995)

Principal Occupation During Past 5 Years:

• Director or Trustee of funds in the BNY Mellon Family of Funds and certain other entities (as described in the fund’s Statement of Additional Information) (1995-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (1997-May 2023)

No. of Portfolios for which Board Member Serves: 85

———————

Joan Gulley (76)

Board Member (2017)

Principal Occupation During Past 5 Years:

• Nantucket Atheneum, public library, Chair (June 2018-June 2021) and Director (2015-June 2021)

• Orchard Island Club, golf and beach club, Governor (2016-Present) and President (February 2023-Present)

No. of Portfolios for which Board Member Serves: 45

———————

Alan H. Howard (64)

Board Member (2018)

Principal Occupation During Past 5 Years:

• Heathcote Advisors LLC, a financial advisory services firm, Managing Partner (2008-Present)

• Dynatech/MPX Holdings LLC, a global supplier and service provider of military aircraft parts, President (2012-May 2019); and Board Member of its two operating subsidiaries, Dynatech International LLC and Military Parts Exchange LLC (2012-December 2019), including Chief Executive Officer of an operating subsidiary, Dynatech International LLC (2013-May 2019)

• Rossoff & Co., an independent investment banking firm, Senior Advisor (2013-June 2021)

Other Public Company Board Memberships During Past 5 Years:

• Movado Group, Inc., a public company that designs, sources, markets and distributes watches, Director (1997-Present)

• Diamond Offshore Drilling, Inc., a public company that provides contract drilling services, Director (March 2020-April 2021)

No. of Portfolios for which Board Member Serves: 16

———————

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Robin A. Melvin (60)

Board Member (2006)

Principal Occupation During Past 5 Years:

• Westover School, a private girls’ boarding school in Middlebury, Connecticut, Trustee (2019-June 2023)

• Mentor Illinois, a non-profit organization dedicated to increasing the quantity and quality of mentoring services in Illinois. Co-Chair (2014–March 2020); Board Member (2013-March 2020)

• JDRF, a non-profit juvenile diabetes research foundation, Board Member (June 2021-June 2022)

Other Public Company Board Memberships During Past 5 Years:

• HPS Corporate Lending Fund, a closed-end management investment company regulated as a business development company, Trustee (August 2021-Present)

• HPS Corporate Capital Solutions Fund, a close-end management investment company regulated as a business development company, Trustee, (December 2023-Present)

• Northwestern Memorial Hospital, an academic medical center, Board Member (March 2024-Present)

No. of Portfolios for which Board Member Serves: 67

———————

Burton N. Wallack (73)

Board Member (1991)

Principal Occupation During Past 5 Years:

Wallack Management Company, a real estate management company, President and Co-owner (1987-Present)

Other Public Company Board Memberships During Past 5 Years:

Mount Sinai Hospital Urology, Board Member (2017-Present)

No. of Portfolios for which Board Member Serves: 16

———————

Benaree Pratt Wiley (77)

Board Member (2016)

Principal Occupation During Past 5 Years:

• The Wiley Group, a firm specializing in strategy and business development. Principal (2005-Present)

Other Public Company Board Memberships During Past 5 Years:

• CBIZ, Inc., a public company providing professional business services, products and solutions, Director (2008-Present)

• Blue Cross-Blue Shield of Massachusetts, Director (2004-December 2020)

No. of Portfolios for which Board Member Serves: 56

———————

Gordon J. Davis (81)

Advisory Board Member (2021)

Principal Occupation During Past 5 Years:

• Venable LLP, a law firm, Partner (2012-Present)

Other Public Company Board Memberships During Past 5 Years:

• BNY Mellon Family of Funds (53 funds), Board Member (1995-August 2021)

No. of Portfolios for which Advisory Board Member Serves: 38

———————

The address of the Board Members and Officers is c/o BNY Mellon Investment Adviser, Inc., 240 Greenwich Street, New York, New York 10286. Additional information about each Board Member is available in the fund’s Statement of Additional Information which can be obtained from the Adviser free of charge by calling this toll free number: 1-800-373-9387.

OFFICERS OF THE FUND (Unaudited)

DAVID DIPETRILLO, President since January 2021.

Vice President and Director of the Adviser since February 2021; Head of North America Distribution, BNY Mellon Investment Management since February 2023; and Head of North America Product, BNY Mellon Investment Management from January 2018 to February 2023. He is an officer of 52 investment companies (comprised of 98 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 46 years old and has been an employee of BNY Mellon since 2005.

JAMES WINDELS, Treasurer since November 2001.

Director of the Adviser since February 2023; Vice President of the Adviser since September 2020; and Director–BNY Mellon Fund Administration. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 65 years old and has been an employee of the Adviser since April 1985.

PETER M. SULLIVAN, Chief Legal Officer since October 2015 and Vice President and Assistant Secretary since March 2019.

Chief Legal Officer of the Adviser and Associate General Counsel of BNY Mellon since July 2021; Senior Managing Counsel of BNY Mellon from December 2020 to July 2021; and Managing Counsel of BNY Mellon from March 2009 to December 2020. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 56 years old and has been an employee of BNY Mellon since April 2004.

SARAH S. KELLEHER, Secretary since April 2024 and Vice President since April 2014.

Vice President of BNY Mellon ETF Investment Adviser; LLC since February 2020; Senior Managing Counsel of BNY Mellon since September 2021; and Managing Counsel of BNY Mellon from December 2017 to September 2021. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 48 years old and has been an employee of BNY Mellon since March 2013.

DEIRDRE CUNNANE, Vice President and Assistant Secretary since March 2019.

Managing Counsel of BNY Mellon since December 2021; and Counsel of BNY Mellon from August 2018 to December 2021. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 33 years old and has been an employee of BNY Mellon since August 2013.

LISA M. KING, Vice President and Assistant Secretary since March 2024.

Vice President and Assistant Secretary. Counsel of BNY Mellon since June 2023; and Regulatory Administration Group Manager at BNY Mellon Asset Servicing from February 2016 to June 2023. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 56 years old and has been an employee of BNY Mellon since February 2016.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 58 years old and has been an employee of the Adviser since October 1990.

AMANDA QUINN, Vice President and Assistant Secretary since March 2020.

Managing Counsel of BNY Mellon since March 2024; Counsel of BNY Mellon from June 2019 to February 2024; and Regulatory Administration Manager at BNY Mellon Investment Management Services from September 2018 to May 2019. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 39 years old and has been an employee of BNY Mellon since June 2012.

JOANNE SKERRETT, Vice President and Assistant Secretary since March 2023.

Managing Counsel of BNY Mellon since June 2022; and Senior Counsel with the Mutual Fund Directors Forum, a leading funds industry organization, from 2016 to June 2022. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 52 years old and has been an employee of the Adviser since June 2022.

NATALYA ZELENSKY, Vice President and Assistant Secretary since March 2017.

Chief Compliance Officer since August 2021 and Vice President since February 2020 of BNY Mellon ETF Investment Adviser, LLC; Chief Compliance Officer since August 2021 and Vice President and Assistant Secretary since February 2020 of BNY Mellon ETF Trust; Managing Counsel of BNY Mellon from December 2019 to August 2021; Counsel of BNY Mellon from May 2016 to December 2019; and Assistant Secretary of the Adviser from April 2018 to August 2021. She is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 38 years old and has been an employee of BNY Mellon since May 2016.

DANIEL GOLDSTEIN, Vice President since March 2022.

Head of Product Development of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President, Development & Oversight of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 52 investment companies (comprised of 98 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 54 years old and has been an employee of the Distributor since 1991.

JOSEPH MARTELLA, Vice President since March 2022.

Vice President of the Adviser since December 2022; Head of Product Management of North America Distribution, BNY Mellon Investment Management since January 2018; Executive Vice President of North America Product, BNY Mellon Investment Management since April 2023; and Senior Vice President of North America Product, BNY Mellon Investment Management from 2010 to March 2023. He is an officer of 52 investment companies (comprised of 98 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 47 years old and has been an employee of the Distributor since 1999.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager–BNY Mellon Fund Administration. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 55 years old and has been an employee of the Adviser since April 1991.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager–BNY Mellon Fund Administration. He is an officer of 53 investment companies (comprised of 116 portfolios) managed by the Adviser or an affiliate of the Adviser. He is 57 years old and has been an employee of the Adviser since November 1990.

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust since 2004; and Chief Compliance Officer of the Adviser from 2004 until June 2021. He is the Chief Compliance Officer of 52 investment companies (comprised of 103 portfolios) managed by the Adviser. He is 66 years old.

CARIDAD M. CAROSELLA, Anti-Money Laundering Compliance Officer since January 2016.

Anti-Money Laundering Compliance Officer of the BNY Mellon Family of Funds and BNY Mellon Funds Trust. She is an officer of 46 investment companies (comprised of 109 portfolios) managed by the Adviser or an affiliate of the Adviser. She is 55 years old and has been an employee of the Distributor since 1997.

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For More Information

BNY Mellon U.S. Mortgage Fund, Inc.

240 Greenwich Street

New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.

240 Greenwich Street

New York, NY 10286

Sub-Adviser

Amherst Capital Management LLC
444 Madison Avenue, 19th Floor

New York, NY 10022

Custodian

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.

240 Greenwich Street

New York, NY 10286

Distributor

BNY Mellon Securities Corporation

240 Greenwich Street

New York, NY 10286

Ticker Symbols:	Class A: GPGAX Class C: GPNCX Class I: GPNIX Class Y: GPNYX Class Z: DRGMX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2024 BNY Mellon Securities Corporation 6100AR0424

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3. Audit Committee Financial Expert.

The Registrant's Board has determined that Alan H. Howard, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC"). Mr. Howard is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees. The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $43,859 in 2023 and $44,736 in 2024.

(b) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $22,793 in 2023 and $15,360 in 2024. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $0 in 2023 and $0 in 2024.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $3,342 in 2023 and $3,342 in 2024. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $8,158 in 2023 and $8,503 in 2024.

(d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $3,126 in 2023 and $3,544 in 2024. These services consisted of a review of the Registrant's anti-money laundering program. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $0 in 2023 and $0 in 2024.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services. Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence. Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note. None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $1,706,473 in 2023 and $1,802,968 in 2024.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

(i)	Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon U.S. Mortgage Fund, Inc.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

David J. DiPetrillo

President (Principal Executive Officer)

Date: June 22, 2024

By: /s/ James Windels

James Windels

Treasurer (Principal Financial Officer)

Date: June 21, 2024

EXHIBIT INDEX

(a)(1) Code of ethics referred to in Item 2.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)